                      SEMIANNUAL REPORT / JANUARY 31, 2002

                       AIM LIMITED MATURITY TREASURY FUND

                                  [COVER IMAGE]

                                 [AIM FUND LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

                      ALEXANDER HAMILTON BY JOHN TRUMBULL

   AS THE UNITED STATES' FIRST SECRETARY OF THE TREASURY, ALEXANDER HAMILTON

      PROVIDED THE BASIC MODEL FOR OUR PRESENT ECONOMIC SYSTEM. AFTER THE

  REVOLUTIONARY WAR, WHEN THE NEWLY FORMED UNITED STATES FOUND ITSELF DEEP IN

 DEBT, HAMILTON PROPOSED ISSUING A NEW SERIES OF GOVERNMENT BONDS, WHICH WOULD

PRESUMABLY SELL (AND DID) BECAUSE OF HIGH PUBLIC CONFIDENCE IN THE NEW COUNTRY.

 U.S. TREASURY SECURITIES CONTINUE TO BE A POPULAR INVESTMENT CHOICE TODAY FOR

                             THE VERY SAME REASON.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Limited Maturity Treasury Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o When sales charges are included in performance figures, those figures reflect the maximum 1.00% sales charge.

o The fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The fund's distribution rate and 30-day SEC yield will differ.

o The 30-day yield is calculated using a formula defined by the Securities and Exchange Commission (SEC). The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

o The fund's average annual total returns as of the close of the reporting period are shown in a table on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 12/31/01, the most recent calendar quarter-end, which were: one year, 6.49%; five years, 5.63%; 10 years, 5.30%; inception (12/15/87), 6.29%.

o Had the advisor not absorbed fund expenses in the past, performance figures would have been lower.

o U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

o The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lehman 1- to 2-Year U.S. Government Bond Index, which represents the performance of U.S. Treasury and U.S. government agency issues with maturities of one to two years, is compiled by Lehman Brothers, a well-known global investment bank.

o The unmanaged Standard & Poor's Composite Index of 500 stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.

o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                    DEAR FELLOW SHAREHOLDER:

[PHOTO OF           We understand how challenging the investing environment has
ROBERT H.           been recently. For equity investors, the years 2000 and 2001
GRAHAM]             were unlike anything we had seen in a generation. For the
                    first time since the 1970s, the S&P 500 and other major domestic stock benchmarks produced negative returns two years in a row. And there was no comfort overseas; the MSCI
                    World Index also produced negative returns both years.

                        As usually occurs during difficult stock markets,
                    fixed-income investments, particularly high-quality ones, did well. The domestic, investment-grade Lehman Aggregate Bond Index produced positive returns both years.

                        Conditions were trying on many levels. Geopolitically,
                    the appalling terrorist attacks of September 11 led to a serious decline in markets, though initial success in our ensuing war in Afghanistan helped markets advance later in 2001. Macroeconomically, the United States officially slipped into recession in March 2001, the first such slowdown in a decade.

    At the individual firm level, the Enron bankruptcy has occasioned a confidence crisis that has markets unsettled. As I write this, about 11 weeks into the new year, several Congressional committees, the Securities and Exchange Commission and the Justice Department are conducting investigations of Enron. While we do not yet have all the details about what happened at Enron, it clearly has resulted in a new level of skepticism of the financial statements of even the soundest companies. AIM strongly believes that sound accounting policies, full and accurate financial disclosure, and independent audits are absolutely essential to maintain the integrity of the markets and the confidence of investors, and will support any legislative or regulatory changes that may be desirable to further these objectives.

WHAT SHOULD INVESTORS DO NOW?

Mindful of recent events and scandals and in view of the two-year bear market in equities, many of our shareholders have asked us what they should do about their investments. We cannot offer individualized advice--that is the role of your financial advisor. But we can once again offer insights we have gained over many years in this business.

    First is the crucial importance of diversification--a major lesson of the Enron story that is reinforced by the disparate performance of equity and fixed-income investments during this reporting period. Relying on one stock to build financial security has again proven to be downright dangerous, but mutual fund investors should also keep in mind that whole sectors and investment approaches do go in and out of favor. A diversified portfolio that embraces different classes of securities and various investment strategies can offer protection from these shifts in sentiment.

    A second insight is the importance of a long time horizon. Whatever current market conditions are like, we at AIM intend to stay focused on the long term. Our portfolio managers will continue to invest your money using the time-tested disciplines AIM has employed for more than a quarter century. We consider a long-term perspective the most advisable course for our shareholders too.

    Changing your portfolio on the basis of short-term events and market moves rarely proves beneficial. As we have reminded you on many occasions, data show that pulling out of the market even for a short period and missing a few of its best days is likely to have a negative effect on your long-term returns. In investing, it is time in the markets, not market timing, that counts.

    Now more than ever, we encourage you to stay in touch with your financial advisor. He or she is familiar with the goals and time horizon you have established for your investments and can help you build a diversified portfolio and stay focused on those goals.

YOUR FUND'S PERFORMANCE

The fund's total return for the six months ended January 31, 2002 was 2.93%, calculated at net asset value, which does not include sales charges. By comparison, the Lehman 1- to 2-year U.S. Government Bond Index returned 3.18% during the same time span. However, that index is an imperfect fit for the fund's portfolio because it includes securities of government agencies, which typically offer higher interest rates because they involve somewhat more risk than Treasuries. Also, of course, indexes have no expenses.

    The following pages contain your portfolio managers' discussion of how they have managed the portfolio during the reporting period, how the markets affected the fund, and the fund's long-term record. We hope you find their discussion informative.

    If you have questions or comments about this report, please contact us through our Web site, www.aimfunds.com. We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
March 15, 2002

AIM LIMITED MATURITY TREASURY FUND PERFORMS WELL

WHAT WERE THE FUND'S RESULTS FOR THE REPORTING PERIOD?

Despite the considerable turbulence in the markets that occurred during the period, the fund was able to provide relative stability of net asset value (NAV) and positive total returns. During the six-month reporting period ended January 31, 2002, the fund's NAV per share remained between $10.24 and $10.47. While the fund endeavors to maintain a relatively stable net asset value, it should not be confused with the money market fund. The fund's net asset value will not be as stable as that of a money market fund.

    In addition, the fund continued to provide regular monthly income. As of January 31, 2002, the fund's 30-day SEC yield was 2.16% and its 30-day distribution rate was 3.07%. Both figures are calculated at maximum offering price.

    For the six-month reporting period, the fund's total return at NAV was 2.93%. During the same time span, the Lehman 1- to 2-year U.S. Government Bond Index returned 3.18%. Though used as the fund's benchmark, that index is an imperfect fit for the fund's portfolio because it includes securities of government agencies. Typically, agency bonds offer higher interest rates because their risk levels are somewhat higher than those of Treasuries. Indexes also have no expenses.

    During this period, the bond market significantly outperformed the stock market, where most indexes had losses. The S&P 500, often cited as representing the performance of the U.S. stock market as a whole, had a return of -6.01% during the same six months.

WHAT ECONOMIC TRENDS INFLUENCED THE BOND MARKET DURING THE PERIOD?

As the global economic slowdown continued, bond performance was helped by sagging investor confidence in stocks during most of the period. During the booming 1990s, many businesses had made large capital investments, expecting continued growth. When demand did not keep pace with their increased capacity, their earnings declined, making stocks and lower-quality debt less desirable to investors. The compression of stock values and the high volatility in the stock market caused a wave of risk aversion among investors. They continued moving assets out of stocks and into fixed-income investments, bidding up prices. They also showed a distinct preference for higher-quality bonds and shorter-term instruments, which are less sensitive to interest rate changes and other sources of volatility.

    Also helping bonds was the continuing series of reductions in short-term interest rates being carried out by the Federal Reserve Bank (the Fed). Bonds typically do well in falling interest rate environments, since existing bonds increase in value when new bonds are being issued at lower interest rates.

WHY WAS THE FED CUTTING INTEREST RATES?

The Fed had begun trimming rates early in 2001 in an effort to reinvigorate the flagging economy. This has historically been a successful stimulus to increased borrowing and spending, though several months are usually required before results begin to appear. As the economy did not seem to be responding, rate cuts continued through the rest of 2001. By the end of December, the target fed funds rate (the rate banks charge one another for overnight loans) stood at a minuscule 1.75%.

    Late in 2001, reviewing earlier figures, the National Bureau of Economic Research concluded that the U.S. economy had begun contracting in March, marking the beginning of a recession.

FUND AT A GLANCE

AIM Limited Maturity Treasury Fund seeks liquidity with minimum fluctuation of principal value and, consistent with this objective, the highest total return achievable.

[COVER IMAGE]

INVESTMENT STRATEGY: PROTECTION OF PRINCIPAL AND INCOME (seeks income consistent with safety of principal with a portfolio of direct obligations of the U.S. Treasury)

o Seeks to provide higher current income than money market funds, with less risk than longer-term government bond funds

o Invests only in direct obligations of the U.S. Treasury with maturities of three years or less

o Typically times purchases and sales of holdings to benefit from the area of the steepest slope in the yield curve, which is usually the one- to two-year range

================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 1/31/02, Including sales charges
Inception (12/15/87)         6.26%
10 years                     5.33
 5 years                     5.57
 1 year                      5.45

Past performance cannot guarantee comparable future results.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

YIELD CURVE--U.S. TREASURY SECURITIES

As of 1/31/02, with time to maturity

(Area of investment focus between 1 and 2 years)

       [GRAPH]

   3 mo      1.75%
   6 mo      1.9
   1 yr      2.25
   2 yr      3.15
   5 yr      4.37
  10 yr      5.03
  30 yr      5.43

U.S. Treasury securities such as bills, notes and bonds offer a high degree of safety, and they guarantee the timely payment of principal and interest if held to maturity. Fund shares are not insured, and their value and yield will vary with market conditions.

Source: Lehman Brothers, Bloomberg

================================================================================

HOW DID SEPTEMBER'S TERRORIST ATTACKS AFFECT BONDS?

Understandably, the attacks intensified investor anxiety. In the week after the stock market reopened, large numbers of frightened investors fled stocks to seek greater safety in bonds. Prices of stocks plummeted, while those of high-quality bonds rose steeply. Amid the flight to quality, the value of the two-year Treasury (considered one of the safest issues) soared.
    However, when no further attacks occurred, investors seemed to get their breath. Much to the surprise of most observers, the stock market began to rise after just a week of losses. Caution remained on people's minds for a while longer, but the wave of risk aversion seemed to dissipate in November, sending stocks up and Treasuries down. For the year 2001, high-quality bonds outperformed lower-rated issues, but the fourth quarter of 2001 saw unprecedented volatility in the Treasury market.

HOW WAS THE FUND MANAGED  TO DEAL WITH THE PREVAILING CONDITIONS?

The fund's managers persevered in their time-tested portfolio management discipline of purchasing only two-year Treasury notes and retaining them in the portfolio until one year before maturity. This strategy capitalizes on research demonstrating that during most time periods, this zone between one and two years before maturity is typically the region in which the slope of the yield curve is steepest, offering the most favorable risk/return ratio.

HOW WAS THE FUND POSITIONED  AT THE END OF THE REPORTING PERIOD?

The fund remained invested in two-year Treasuries which, as noted above, are considered among the safest and highest-quality securities. Because of their low risk, their rate of return is typically modest, but their liquidity is high, since there is a vigorous market for them. Prospects for the fund's performance depend, in part, on whether the global economy heads toward recovery and whether the Fed holds short-term interest rates steady or begins increasing them.

    We are cautiously optimistic with respect to the economy. After contracting in the third quarter with an annualized growth rate of -1.3%, U.S. gross domestic product unexpectedly emerged into positive territory with a 1.4% annual growth rate in the fourth quarter, probably signaling the end of the recession. The Fed left short-term interest rates unchanged at its January meeting, indicating an increasing confidence that the economy was beginning to firm up.

    While an improving economy would be to everyone's benefit, bond funds tend to fare better in declining-rate or stable growth environments. Hence it would be more advantageous to the fund if interest rates remain at present levels for a while rather than beginning to rise any time soon.

          See important fund and index disclosures inside front cover.

WHAT DO BOND RATINGS MEAN?

The preceding discussion of your fund's performance mentions the quality of the bonds in the fund's portfolio. Just what are bond quality ratings?

    Two well-known rating agencies, Moody's and Standard & Poor's (S&P), assign ratings to bond issues. The chart shows a summary of the definitions of these ratings.

HOW BONDS ARE RATED

Bond ratings are essentially based on the issuer's risk of default (nonpayment of principal and/or interest) on the bond. How does a bond rating come about? Say a company wants to raise $5 million for expansion by issuing a five-year bond, meaning that in five years, the company will repay $5 million plus interest to the investor(s) in the bond issue. The company, or issuer, pays a fee to have its bond rated by a qualified rating agency. The selected rating agency sends representatives to the company to meet with management and evaluate the company's short- and long-term risk profile--the company's ability and willingness to pay the principal and interest of the bond issue at its maturity, in this case five years. Other rating factors include:

o   the make-up and terms of the particular issue;

o   the level and predictability of the issuer's cash flow;

o how well-protected the issue is in the event of bankruptcy, reorganization or other arrangement;

o possible adverse economic conditions, both in general and in the company's sector; and currency risk in the case of foreign issues.

    After considering these and other factors deemed necessary by agency representatives, the rating agency assigns a rating, such as "A," to the issue. The rating is made public before the issue is offered to investors so they know the relative quality of the bond. Investors can then decide for themselves if they wish to invest in a particular bond issue.

BOND RATINGS

MOODY     S&P      INVESTMENT-GRADE

Aaa       AAA      Bonds of the highest quality, with the lowest degree of
                   long-term investment risk. Issuers' ability to repay is very high.

Aa        AA       Bonds of high quality with slightly greater long-term
                   investment risk.

 A         A       Bonds with favorable investment attributes but elements
                   making them more susceptible to adversity.

Bb        BBB      Medium-grade bonds that are currently secure but possibly
                   unreliable over time.

                   NON-INVESTMENT-GRADE (HIGH YIELD OR JUNK)

B         BB       Bonds with speculative elements that make them not
                   well-safeguarded and uncertain.

Caa        B       Bonds with low long-term assurance of payment.

Ca        CCC      Bonds of poor standing that may be in default or in danger of default.

C          CC      Bonds of highly speculative quality that are often in
                   default.

--         C       Lowest-rated bonds with poor prospects of ever being upgraded to investment standing.

           D       Bonds in default. Issuer cannot repay.

WHAT BOND RATINGS MEAN

Although the rating systems of the two agencies differ slightly, their hierarchy is essentially the same: the highest-rated bonds, Aaa for Moody's and AAA for S&P, are those which show the best capacity for repayment of the principal (face value) plus interest to the bondholder. These high-rated bonds have a lower return because they are a lower-risk investment. In other words, rating and risk/return move inversely for bonds--the lower the rating, the higher the potential risk and return, and vice versa. So although investment-grade bonds such as U.S. Treasury issues are some of the safest investments around, more speculative junk bonds can yield significantly higher returns if an investor can tolerate the risk.

    Moody's and S&P sometimes use modifiers with their standard ratings. Moody's may add a 1, 2 or 3 to a rating (e.g., Aa2), with a 1 denoting an issue ranking in the higher end of its category, a 2 denoting a mid-range ranking and a 3 denoting a lower-end ranking. Similarly, S&P may add a plus (+) or minus (-) to show an issue's relative standing within a category (e.g., B+).

    Once assigned, bond ratings are not often altered. However, if major changes occur in an issuer's short- or long-term credit outlook, a rating agency may review the rating for possible modification. Contributing factors may include shifts in industry demand, new technologies, government intervention, regulatory changes or changes in macroeconomic variables such as oil prices. Events such as these are weighed to determine how much they will affect the issuer's operations and direction.

UNRATED BONDS

What about unrated bonds? The fact that a bond is unrated does not make it a "bad" bond. Some organizations simply choose not to pay to have their bonds rated. Often the issuer of an unrated bond is a small entity such as a town or district that does not have extra money to pay for a rating. In those cases, independent research is necessary on the part of the investor to put together a risk profile of the issuer.

WHAT TYPES OF BONDS DOES YOUR FUND OWN?

                                   [GRAPHIC]

Your fund's prospectus and statement of additional information discuss in more detail the types of bonds contained in your fund's portfolio and the risk factors that may be associated with these securities. Your financial advisor is the best person to contact if you have any questions about investing in bonds or in a bond fund.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
JANUARY 31, 2002
(UNAUDITED)


                                                            PAR         MARKET
                                               MATURITY    (000)        VALUE
U.S. TREASURY SECURITIES--97.94%
U.S. TREASURY NOTES--97.94%
4.63%                                          02/28/03   $50,300    $ 51,535,871
---------------------------------------------------------------------------------
4.25%                                          03/31/03    50,300      51,378,432
---------------------------------------------------------------------------------
4.00%                                          04/30/03    50,800      51,759,104
---------------------------------------------------------------------------------
4.25%                                          05/31/03    50,800      51,934,364
---------------------------------------------------------------------------------
3.88%                                          06/30/03    50,800      51,700,684
---------------------------------------------------------------------------------
3.88%                                          07/31/03    50,900      51,782,097
---------------------------------------------------------------------------------
3.63%                                          08/31/03    50,800      51,454,812
---------------------------------------------------------------------------------
2.75%                                          09/30/03    50,700      50,635,104
---------------------------------------------------------------------------------
2.75%                                          10/31/03    50,900      50,770,205
---------------------------------------------------------------------------------
3.00%                                          11/30/03    50,800      50,803,556
---------------------------------------------------------------------------------
3.25%                                          12/31/03    50,800      50,973,228
---------------------------------------------------------------------------------
3.00%                                          01/31/04    50,500      50,385,870
=================================================================================
Total U.S. Treasury Securities (Cost
  $608,814,737)                                                       615,113,327
_________________________________________________________________________________
=================================================================================
TOTAL INVESTMENTS-97.94%                                              615,113,327
_________________________________________________________________________________
=================================================================================
OTHER ASSETS LESS LIABILITIES-2.06%                                    12,924,367
_________________________________________________________________________________
=================================================================================
NET ASSETS-100.00%                                                   $628,037,694
_________________________________________________________________________________
=================================================================================

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------
JANUARY 31, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $608,814,737)                                $615,113,327
-----------------------------------------------------------
Cash                                                 71,080
-----------------------------------------------------------
Receivables for:
  Fund shares sold                               12,272,492
-----------------------------------------------------------
  Interest                                        4,824,952
-----------------------------------------------------------
Investment for deferred compensation plan            50,274
-----------------------------------------------------------
Other assets                                         37,551
===========================================================
     Total assets                               632,369,676
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                          3,865,646
-----------------------------------------------------------
  Dividends                                         194,251
-----------------------------------------------------------
  Deferred compensation plan                         50,274
-----------------------------------------------------------
Accrued distribution fees                            91,540
-----------------------------------------------------------
Accrued trustees' fees                                  748
-----------------------------------------------------------
Accrued transfer agent fees                          73,001
-----------------------------------------------------------
Accrued operating expenses                           56,522
===========================================================
     Total liabilities                            4,331,982
===========================================================
Net assets applicable to shares outstanding    $628,037,694
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $625,975,840
___________________________________________________________
===========================================================
Institutional Class                            $  2,061,854
___________________________________________________________
===========================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                          60,307,864
___________________________________________________________
===========================================================
Institutional Class                                 198,674
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.38
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.38 divided by
     99.00%)                                   $      10.48
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      10.38
___________________________________________________________
===========================================================


STATEMENT OF OPERATIONS
---------------------------------------------------------------
FOR THE SIX MONTHS ENDED JANUARY 31, 2002
(UNAUDITED)

INVESTMENT INCOME:

Interest                                        $11,879,566
-----------------------------------------------------------
EXPENSES:

Advisory fees                                       595,078
-----------------------------------------------------------
Administrative services fees                         60,650
-----------------------------------------------------------
Custodian fees                                       18,261
-----------------------------------------------------------
Distribution fees--Class A                          455,778
-----------------------------------------------------------
Transfer agent fees--Class A                        264,528
-----------------------------------------------------------
Transfer agent fees--Institutional Class                602
-----------------------------------------------------------
Trustees' fees                                        4,899
-----------------------------------------------------------
Other                                                83,987
===========================================================
    Total expenses                                1,483,783
===========================================================
Less: Expenses paid indirectly                       (3,270)
-----------------------------------------------------------
    Net expenses                                  1,480,513
===========================================================
Net investment income                            10,399,053
===========================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT
  SECURITIES:

Net realized gain from investment securities      7,170,640
-----------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                             139,163
===========================================================
Net gain from investment securities               7,309,803
===========================================================
Net increase in net assets resulting from
  operations                                    $17,708,856
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED JANUARY 31, 2002 AND THE YEAR ENDED JULY 31, 2001 (UNAUDITED)

                                                              JANUARY 31,       JULY 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 10,399,053    $ 18,352,135
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   7,170,640       3,891,256
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                     139,163       6,182,255
==========================================================================================
    Net increase in net assets resulting from operations        17,708,856      28,425,646
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (10,360,072)    (18,285,550)
------------------------------------------------------------------------------------------
  Institutional Class                                              (35,476)        (99,845)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      110,884,901     197,751,141
------------------------------------------------------------------------------------------
  Institutional Class                                              228,345        (693,669)
==========================================================================================
    Net increase in net assets                                 118,426,554     207,097,723
==========================================================================================
NET ASSETS:

  Beginning of period                                          509,611,140     302,513,417
==========================================================================================
  End of period                                               $628,037,694    $509,611,140
__________________________________________________________________________________________
==========================================================================================
NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $619,842,626    $508,729,380
------------------------------------------------------------------------------------------
  Undistributed net investment income                             (250,781)         (3,506)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                   2,147,259      (5,023,381)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               6,298,590       5,908,647
==========================================================================================
                                                              $628,037,694    $509,611,140
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JANUARY 31, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management company consisting of eight separate series portfolios each having an unlimited number of shares of beneficial interests. The Fund currently offers two different classes of shares: Class A shares and the Institutional Class. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value and, consistent with this objective, the highest total return achievable.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATIONS -- Debt obligations that are issued or guaranteed by the U.S. Treasury are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly and are recorded on ex-dividend date. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund has a capital loss carryforward of $4,955,896 as of July 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2009.

E. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.


NOTE 2--CHANGE IN ACCOUNTING PRINCIPLE

As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $250,780 reduction in the cost of securities and a corresponding $250,780 increase in net unrealized gains and losses, based on securities held by the Fund on August 1, 2001.

  The effect of this change in the current period was to decrease net investment income by $773,668, to increase net unrealized gains and losses by $517,235 and to increase net realized gains and losses by $256,433. As a result the net investment income per share was decreased by $0.01, the net realized and unrealized gains and losses per share increased by $0.01 and the ratio of net investment income to average net assets decreased by 0.25%.

NOTE 3--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at an annual rate of 0.20% on the first $500 million of the Fund's average daily net assets, plus 0.175% on the Fund's average daily net assets in excess of $500 million.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended January 31, 2002, AIM was paid $60,650 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended January 31, 2002, AFS was paid $115,137 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and the Institutional Class. The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares. The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges that may be paid by the Fund. For the six months ended January 31, 2002, the Fund paid AIM Distributors $455,778 as compensation under the Plan.

  AIM Distributors received commissions of $141,147 from sales of the Class A shares of the Fund during the six months ended January 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended January 31, 2002, AIM Distributors received $947 in contingent deferred sales charges imposed on redemption of Fund shares.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS, and AIM Distributors.

  During the six months ended January 31, 2002, the Fund paid legal fees of $3,398 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 4--INDIRECT EXPENSES

For the six months ended January 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,270 under an expense offset arrangement which resulted in a reduction of the Fund's net expenses of $3,270.

NOTE 5--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 6--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended January 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended January 31, 2002 was $599,950,642 and $482,303,309, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of January 31, 2002 was as follows:

Aggregate unrealized appreciation of
  investment securities                          $6,590,998
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (334,677)
===========================================================
Net unrealized appreciation of investment
  securities                                     $6,256,321
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $608,857,006.

NOTE 8--SHARE INFORMATION

Changes in shares outstanding during the six months ended January 31, 2002 and the year ended July 31, 2001 were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                    JANUARY 31, 2002                 JULY 31, 2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              -----------    -------------    -----------    -------------
Sold:
  Class A                                                      45,626,804    $ 472,483,498     53,134,054    $ 540,139,806
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              34,945          363,746         40,446          411,876
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         839,026        8,713,038      1,557,471       15,770,377
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                                 102            1,059            184            1,869
==========================================================================================================================
Reacquired:
  Class A                                                     (35,661,062)    (370,311,635)   (35,304,325)    (358,159,042)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (13,081)        (136,460)      (110,347)      (1,107,414)
==========================================================================================================================
                                                               10,826,734    $ 111,113,246     19,317,483    $ 197,057,472
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                     SIX MONTHS
                                                       ENDED                               YEAR ENDED JULY 31,
                                                     JANUARY 31,         --------------------------------------------------------
                                                      2002(a)            2001(a)       2000        1999        1998        1997
                                                     -----------         --------    --------    --------    --------    --------
Net asset value, beginning of period                  $  10.26           $   9.96    $  10.03    $  10.07    $  10.07    $   9.97
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.18(b)            0.52        0.51        0.47        0.53        0.54
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.12               0.31       (0.07)      (0.04)         --        0.10
=================================================================================================================================
    Total from investment operations                      0.30               0.83        0.44        0.43        0.53        0.64
=================================================================================================================================
Less distributions from net investment income            (0.18)             (0.53)      (0.51)      (0.47)      (0.53)      (0.54)
=================================================================================================================================
Net asset value, end of period                        $  10.38           $  10.26    $   9.96    $  10.03    $  10.07    $  10.07
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(C)                                           2.93%              8.53%       4.50%       4.32%       5.42%       6.55%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $625,976           $507,799    $300,058    $390,018    $345,355    $389,812
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   0.49%(d)           0.56%       0.54%       0.54%       0.54%       0.54%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of net investment income to average net
  assets                                                  3.41%(b)(d)        5.15%       5.07%       4.61%       5.29%       5.35%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     82%               137%        122%        184%        133%        130%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.19, and the ratio of net investment income to average net assets would have been 3.66 %. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $602,750,333.

BOARD OF TRUSTEES                     OFFICERS                                       OFFICE OF THE FUND
Robert H. Graham                      Robert H. Graham                               11 Greenway Plaza
                                      Chairman and President                         Suite 100
Frank S. Bayley                                                                      Houston, TX 77046
                                      Carol F. Relihan
Bruce L. Crockett                     Senior Vice President and Secretary            INVESTMENT ADVISOR

Albert R. Dowden                      Gary T. Crum                                   A I M Advisors, Inc.
                                      Senior Vice President                          11 Greenway Plaza
Edward K. Dunn Jr.                                                                   Suite 100
                                      Dana R. Sutton                                 Houston, TX 77046
Jack M. Fields                        Vice President and Treasurer
                                                                                     TRANSFER AGENT
Carl Frischling                       Melville B. Cox
                                      Vice President                                 A I M Fund Services, Inc.
Prema Mathai-Davis                                                                   P.O. Box 4739
                                      Karen Dunn Kelley                              Houston, TX 77210-4739
Lewis F. Pennock                      Vice President
                                                                                     CUSTODIAN
Ruth H. Quigley
                                                                                     The Bank of New York
Louis S. Sklar                                                                       90 Washington Street, 11th Floor
                                                                                     New York, NY 10286

                                                                                     COUNSEL TO THE FUND

                                                                                     Ballard Spahr
                                                                                     Andrews & Ingersoll, LLP
                                                                                     1735 Market Street
                                                                                     Philadelphia, PA 19103

                                                                                     COUNSEL TO THE TRUSTEES

                                                                                     Kramer, Levin, Naftalis & Frankel LLP
                                                                                     919 Third Avenue
                                                                                     New York, NY 10022

                                                                                     DISTRIBUTOR

                                                                                     A I M Distributors, Inc.
                                                                                     11 Greenway Plaza
                                                                                     Suite 100
                                                                                     Houston, TX 77046

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     since 1976 and manages approximately
                                                                                      $158 billion in assets for more than 9
AIM Small Cap Opportunities(1)               AIM Developing Markets                   million shareholders, including
AIM Mid Cap Opportunities(1)                 AIM European Small Company               individual investors, corporate clients
AIM Large Cap Opportunities(1)               AIM Asian Growth                         and financial institutions.*
AIM Emerging Growth                          AIM International Emerging Growth
AIM Small Cap Growth(2)                      AIM Global Aggressive Growth                 The AIM Family of Funds--Registered
AIM Aggressive Growth                        AIM European Development                 Trademark-- is distributed nationwide.
AIM Mid Cap Growth                           AIM Euroland Growth                      AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends                  AIM International Equity                 of the world's largest independent
AIM Constellation                            AIM Global Growth                        financial services companies with $398
AIM Large Cap Growth                         AIM Worldwide Spectrum                   billion in assets under management.*
AIM Weingarten                               AIM Global Trends
AIM Small Cap Equity                         AIM International Value(4)
AIM Capital Development
AIM Charter                                               MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(3)                                     SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                                  MORE AGGRESSIVE
AIM Blue Chip
AIM Mid Cap Basic Value                      AIM New Technology
AIM Large Cap Core Equity                    AIM Global Telecommunications and Technology
AIM Basic Value                              AIM Global Energy(5)
AIM Large Cap Basic Value                    AIM Global Infrastructure
AIM Balanced                                 AIM Global Financial Services
AIM Basic Balanced                           AIM Global Health Care
                                             AIM Global Utilities
                                             AIM Real Estate(6)
       MORE CONSERVATIVE
                                                           MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS                  TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                               MORE AGGRESSIVE

AIM High Yield II                            AIM High Income Municipal
AIM High Yield                               AIM Municipal Bond
AIM Strategic Income                         AIM Tax-Free Intermediate
AIM Income                                   AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                                MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 12/31/01

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       LTD-SAR-1

A I M DISTRIBUTORS, INC.